Exhibit 10.16
FIRST AMENDMENT TO AMENDED AND RESTATED
EXECUTIVE EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is entered into this February 25, 2026 between CRONOS USA CLIENT SERVICES LLC, a limited liability company incorporated in the State of Delaware (the “Company”) and MICHAEL GORENSTEIN, an individual resident in Miami Beach, in the State of Florida (the “Executive”) and, solely for the purposes specified herein, CRONOS GROUP INC., a corporation incorporated in British Columbia, Canada (“Cronos Group”).

WHEREAS, the Company and Executive are parties to the Amended and Restated Executive Employment Agreement, effective as of March 21, 2022 (the “Employment Agreement”); and

    WHEREAS, the Parties wish to amend the Employment Agreement on the terms set forth herein.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive, and solely for the purposes specified herein, Cronos Group (together, the “Parties”), agree as follows:

1.Effective as of the date hereof, Section 5.3(a)(ii) of the Employment Agreement shall be amended and restated as follows:
“for the 2023, 2024 and 2025 fiscal year grant cycles, annual grants with a target incentive opportunity of not less than US $1,937,500 (based on the grant date fair value of such awards) and, beginning in the 2026 fiscal year grant cycle, annual grants with a target incentive opportunity of not less than US $2,325,000 (based on the grant date fair value of such awards) (as applicable, the “Annual LTI Opportunity”).”

2.Effective as of the date hereof, a new Section 6.6 shall be added to the Employment Agreement as follows:
“If, within one year following a Change of Control (as defined in the Cronos Group Inc. 2020 Omnibus Equity Incentive Plan): (a) the Company terminates the Executive’s employment without Just Cause; or (b) the Executive resigns from the Executive’s employment with Good Reason, and, in each case, if the Executive signs and delivers and does not revoke a release in favor of the Group to the Company in the form attached as Exhibit C to this Agreement, the Company, shall, in full satisfaction of its obligations to the Executive, provide the Executive each of the payments and benefits set forth in Section 6.3 (subject to the terms and conditions set forth in Section 6.3); provided, that for purposes of this Section 6.6, Section 6.3(c) shall be replaced with the following: ‘pay the Executive a lump sum payment equal to the sum of (i) two times the sum of the Executive’s Base Salary and Target Bonus (with Base Salary and Target Bonus not taking into account any reductions constituting Good Reason or otherwise made within the six-month period prior to the termination date) and (ii) the Executive’s Annual LTI Opportunity (not taking into account any reductions constituting Good Reason or otherwise made within the six-month period prior to the termination date), payable within sixty days (or the next following business day if the sixtieth day is not a business day) following Executive’s date of termination.’”

3.Effective as of the date hereof, Exhibit C to the Employment Agreement shall be amended and restated to replace each reference to “Section 6.3” with “Section [6.3]/[6.6].”
4.Except as provided herein, all terms and conditions of the Employment Agreement remain in full force and effect.

5.
IN WITNESS WHEREOF this Amendment has been executed by the Parties as of this 25th day of February, 2026.

CRONOS USA CLIENT SERVICES LLC
By:     Cronos Group Inc., its sole member
By: /s/ Jim Rudyk
    Name:    Jim Rudyk
    Title:    Lead Independent Director

CRONOS GROUP INC.
By: /s/ Jason Adler
    Name:    Jason Adler
    Title:    Director

Executive
By: /s/ Michael Gorenstein
    Name:    Michael Gorenstein

SIGNED AND DELIVERED
in the presence of
/s/ Gina Araujo
Witness Signature

Gina Araujo
Witness Print Name